UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2004

Calpine Corporation

(A Delaware Corporation)

Commission file number: 001-12079

I.R.S. Employer Identification No. 77-0212977

50 West San Fernando Street

San Jose, California 95113
Telephone: (408) 995-5115

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

      On September 8, 2004, Calpine Corporation (“Calpine”) filed a Current Report on Form 8-K to report the sale of its Rocky Mountain and Canadian gas reserves. Calpine is filing this Current Report on Form 8-K/A to amend Item 9.01(b) as reported in such previous Current Report to provide further information regarding the tax implications associated with the Canadian gas reserves sale.

Section 1 — Registrant’s Business and Operations

Item 1.01.     Entry into a Material Definitive Agreement

      Calpine Corporation (the “Registrant”) entered into three material definitive agreements in the aggregate; to dispose of a significant portion of its oil and gas assets not made in the ordinary course of business of the Registrant. These agreements are outlined below:

Agreement no. 1:

      Calpine Natural Gas L.P. (“CNG”) and the Registrant (collectively the “Seller”), entered into an agreement with Pogo Producing Company (“Pogo”), the buyer, effective July 1, 2004 (the “Effective Date”), to sell all of Seller’s right, title and interest in its oil and gas properties and associated assets in New Mexico, including all of Seller’s leases, minerals, overrides, easements, wells, contracts, and personal property (“New Mexico Properties”). The cash consideration was $83.1 million, which included a $3 million performance deposit. Although no purchase price adjustments were made prior to the closing on September 1, 2004, the Purchase and Sale Agreement with Pogo does provide for a post-closing settlement for: (1) certain title defects claimed by Pogo before Closing, provided that such defects cannot be resolved to the satisfaction of both parties, (2) adjustments if Seller is unable to obtain consents to assign certain New Mexico Properties, and (3) revenues and costs before and after the Effective Date.

      The New Mexico Properties were sold subject to certain warranties and representations that are customary in transactions of this type in the United States. As noted above, the Seller retains responsibility for curing (or making a purchase price adjustment for) certain title defects claimed by Pogo. In addition, the Seller has agreed to indemnify Pogo for up to one-half of the purchase price for claims: (1) related to pre-Effective Date liabilities (other than certain environmental and title defects) and (2) made on or before December 31, 2005. Pogo agrees to indemnify the Seller for all post-Effective Date liabilities.

      This agreement has been attached under Item 9.01(c) as Exhibit 99.1.

Agreement no. 2:

      CNG and the Registrant (collectively with CNG the “Seller”), entered into an agreement with Bill Barrett Corporation, the buyer, effective July 1, 2004 (the “Effective Date”), to sell all of the Seller’s right, title and interest in its oil and gas properties and associated assets in Colorado (except for CNG’s Kitzmiller property in the north-west part of the state which were retained by the seller), including leases, minerals, overrides, easements, wells, contracts, and personal property (“Colorado Properties”). The purchase price was $139.7 million, which included a $7.0 million performance deposit. Although no purchase price adjustments were made prior to the closing on September 1, 2004, the Purchase and Sale Agreement with Bill Barrett Corporation does provide for a post-closing settlement for: (1) certain environmental and title defects claimed by Bill Barrett Corporation before closing, provided that such defects cannot be resolved to the satisfaction of both parties, (2) adjustments if Seller is unable to obtain consents to assign for certain Colorado Properties and (3) revenues and costs before and after the Effective Date.

      The Colorado Properties were sold subject to certain warranties and representations that are customary in transactions of this type in the United States. As noted above, the Seller retains responsibility for curing (or making a purchase price adjustment for) certain title defects claimed by Barrett. In addition, the Seller has agreed to indemnify Bill Barrett Corporation for up to one-half of the purchase price for claims: (1) related to pre-Effective Date liabilities (other than certain environmental and title defects) and (2) made on or before one year following the closing. Barrett agrees to indemnify Seller for all post-Effective Date liabilities.

      This agreement has been attached under Item 9.01(c) as Exhibit 99.2.

Agreement no. 3:

      Calpine Canada Natural Gas Partnership (“CCNGP”) and Calpine Energy Holdings Limited (“CEHL”), entered into an agreement with PrimeWest Gas Corp. and PrimeWest Energy Trust, the Buyer, to sell, effective July 1, 2004, all of CCNGP’s interest in oil and gas properties located in Canada and all of CEHL’s ownership interest in 6.8 million units of Calpine Natural Gas Trust (“CNGT”), for cash consideration of CND$825.0 million, or approximately US$625.0 million, less adjustments of CND$15.6 million, to reflect a September 2, 2004, closing date. The agreement contained standard terms and conditions relating to the sale of oil and gas properties in Alberta. The transaction closed on September 2, 2004.

      As a result of the sale of the trust units of CNGT, the Registrant’s obligations under various agreements with CNGT have been terminated. This included the Registrant’s obligations under the energy management agreement, the participation agreement (wherein the Registrant had agreed to offer 50% of any future acquisition of properties to the CNGT) and the call on production agreement (wherein the Registrant had the right to purchase all of the CNGT’s production at index pricing, secured by the trust units owned by the Registrant).

      This agreement has been attached under Item 9.01(c) as Exhibit 99.3.

Section 2 — Financial Information

Item 2.01.     Completion of Acquisition or Disposition of Assets

      Calpine Corporation (the “Registrant”) completed the disposition of a significant amount of its oil and gas assets outside the ordinary course of business. A description of the transactions that represent the disposition of a significant amount of assets is listed below.

      Calpine Natural Gas L.P. (“CNG”) and the Registrant, (collectively the “Seller”), entered into an agreement with Pogo Producing Company (“Pogo”), the buyer, effective July 1, 2004 (the “Effective Date”), to sell all of Seller’s right, title and interest in its oil and gas properties and associated assets in New Mexico, including all of Seller’s leases, minerals, overrides, easements, wells, contracts, and personal property (“New Mexico Properties”). The cash consideration was $83.1 million, which included a $3 million performance deposit. Although no purchase price adjustments were made prior to the closing on September 1, 2004, the Purchase and Sale Agreement with Pogo does provide for a post-closing settlement for: (1) certain title defects claimed by Pogo before the closing, provided that such defects cannot be resolved to the satisfaction of both parties, (2) adjustments if Seller is unable to obtain consents to assign certain New Mexico Properties, and (3) revenues and costs before and after the Effective Date. The New Mexico Properties were sold subject to certain warranties and representations that are customary in transactions of this type in the United States.

      CNG and the Registrant (collectively with CNG the “Seller”), entered into an agreement with Bill Barrett Corporation, the buyer, effective July 1, 2004 (the “Effective Date”), to sell all of the Seller’s right, title and interest in its oil and gas properties and associated assets in Colorado (except for CNG’s Kitzmiller property in the north-west part of the state which were retained by the Seller), including leases, minerals, overrides, easements, wells, contracts, and Colorado Properties. The purchase price was $139.7 million, which included a $7.0 million performance deposit. Although no purchase price adjustments were made prior to the closing on September 1, 2004, the Purchase and Sale Agreement with Bill Barrett Corporation does provide for a post-closing settlement for: (1) certain environmental and title defects claimed by Bill Barrett Corporation before closing, provided that such defects cannot be resolved to the satisfaction of both parties, (2) adjustments if Seller is unable to obtain consents to assign for certain Colorado Properties and (3) revenues and costs before and after the Effective Date. The Colorado Properties were sold subject to certain warranties and representations that are customary in transactions of this type in the United States.

      Calpine Canada Natural Gas Partnership (“CCNGP”) and Calpine Energy Holdings Limited (“CEHL”), entered into an agreement with PrimeWest Gas Corp. and PrimeWest Energy Trust, the Buyer, to sell, effective July 1, 2004, all of CCNGP’s interest in oil and gas properties located in Canada and all of CEHL’s ownership interest in 6.8 million units of Calpine Natural Gas Trust (“CNGT”), for cash consideration of CND$825.0 million, or approximately US$625.0 million, less adjustments of CND $15.6 million, to reflect a September 2, 2004, closing date. The agreement contained standard terms and conditions relating to the sale of oil and gas properties in Alberta. The transaction closed on September 2, 2004.

Item 2.05.     Costs Associated with Exit or Disposal Activities

      On September 1, 2004, as further described in Items 1.01 and 2.01 of the Form 8-K, the Registrant along with CNG completed the sale of its Rocky Mountain gas reserves that are primarily concentrated in two geographic areas: the Colorado Piceance Basin and the New Mexico San Juan Basin. Together, these assets represent approximately 120 billion cubic feet equivalent (“Bcfe”) of proved gas reserves, producing approximately 16.3 million net cubic feet equivalent (“MMcfed”) per day of gas. On September 2, 2004, the Registrant completed the sale of its Canadian natural gas reserves and petroleum assets. These Canadian assets represent approximately 221 Bcfe of proved reserves, producing approximately 61 MMcfed. Included in this sale was the Registrant’s 25 percent interest in approximately 80 Bcfe of proved reserves (net of royalties) and 32 MMcfed of production owned by the Calpine Natural Gas Trust (“CNGT”). In connection with the Registrant’s sale of its Canadian and Rocky Mountain gas reserves, the Registrant will incur one-time future cash expenditures associated with the sale, consisting of employee severance and other related one-time termination benefits of approximately $4.9 million pre-tax, various other exit costs of approximately $0.6 million pre-tax and closing fees of approximately $4.6 million pre-tax, for total pre-tax exit activity costs of approximately $10.1 million ($6.1 million net of tax).

Section 8 — Other Events

Item 8.01.     Other Events

      On September 2, 2004, the Registrant issued a press release attached hereto as exhibit 99.4 announcing the sale of its Rocky Mountain gas reserves. Also, on September 2, 2004, the Registrant issued a press release attached hereto as exhibit 99.5 announcing the completion of the sale of its Canadian gas reserves.

Section 9 — Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired

      Not Applicable

      (b) Pro Forma Financial Information

      Calpine Natural Gas L.P. (“CNG”) and the Registrant, (collectively the “Seller”), entered into an agreement with Pogo Producing Company (“Pogo”), the buyer, effective July 1, 2004 (the “Effective Date”), to sell all of Seller’s right, title and interest in its oil and gas properties and associated assets in New Mexico, including all of Seller’s leases, minerals, overrides, easements, wells, contracts, and personal property (“Properties”). The cash consideration was $83.1 million, which included a $3 million performance deposit. Although no purchase price adjustments were made for operations prior to the closing on September 1, 2004, the Purchase and Sale Agreement (“PSA”) does provide for a post-closing settlement for: (1) certain environment and title defects claimed by Pogo before Closing, provided that such defects cannot be resolved to the satisfaction of both parties, (2) adjustments if Seller is unable to obtain consents to assign for certain Properties, and (3) revenues and costs before and after the Effective Date. The Properties were sold subject to certain warranties and representations that are customary in transactions of this type in the United States.

      CNG and the Registrant (collectively the “Seller”), entered into an agreement with Bill Barrett Corp. (“Barrett”), the buyer, effective July 1, 2004 (the “Effective Date”), to sell all of the Seller’s Effective Date right, title and interest in its oil and gas properties and associated assets in Colorado (except for CNG’s Kitzmiller property that was retained in the north-west part of the state), including leases, minerals, overrides, easements, wells, contracts, and Properties. The purchase price was $139.7 million, which included a $7.0 million performance deposit. Although no purchase price adjustments were made for operations prior to September 1, 2004, the closing date, the PSA does provide for a post-closing settlement for: (1) certain environment and title defects claimed by the Barrett before Closing, provided that such defects cannot be resolved to the satisfaction of both parties, (2) adjustments if Seller is unable to obtain consents to assign for certain Properties and (3) revenues and costs before and after the Effective Date. The Properties were sold subject to certain warranties and representations that are customary in transactions of this type in the United States.

      Calpine Canada Natural Gas Partnership (“CCNGP”) and Calpine Energy Holdings Limited (“CEHL”), entered into an agreement with PrimeWest Gas Corp. and PrimeWest Energy Trust, the Buyer, to sell, effective July 1, 2004, all of CCNGP’s interest in oil and gas properties located in Canada and all of CEHL’s ownership interest in 6.8 million units of Calpine Natural Gas Trust (“CNGT”), for cash consideration of CND$825.0 million, or approximately US$625.0 million, less adjustments of CND$15.6 million, to reflect a September 2, 2004, closing date. The agreement contained standard terms and conditions relating to the sale of oil and gas properties in Alberta. The transaction closed on September 2, 2004 Effective Date.

      In connection with the Registrant’s sale of its Canadian gas reserves, the Registrant will incur one-time future cash expenditures associated with the sale, consisting of employee severance and other related one-time termination benefits of approximately $4.9 million pre-tax, various other exit costs of approximately $0.6 million pre-tax and closing fees of approximately $4.6 million pre-tax, for total pre-tax exit activity costs of approximately $10.1 million ($6.1 million net of tax). These charges, which will be made in the third quarter of 2004, were not considered in the historical Pro-Forma Consolidated Condensed Statements of Operations presented below.

      Following the sale of oil and gas assets in Canada, $225 million has been repatriated to the United States from the net cash proceeds. This dividend triggers an additional U.S. tax provision of approximately $90 million in 2004, which will be recorded by Calpine in the third quarter of 2004. Additionally, as a result of the sale of the Canadian oil and gas assets, we expect that Calpine’s effective tax rate will be negatively impacted in 2004 and future periods due to the inability to realize certain tax benefits. These tax consequences were not considered in the Pro Forma Consolidated Condensed Statements of Operations presented below.

      The unaudited Pro-Forma Consolidated Condensed Statements of Operations are presented for the six months ended June 30, 2004 and the year ended December 31, 2003 and present the Registrant’s operations as if the transactions described above had occurred at January 1 of each of the periods presented. An unaudited Pro-Forma Consolidated Condensed Balance Sheet as of June 30, 2004, is also presented. The unaudited Pro-Forma Consolidated Condensed Balance Sheet presents the property sales described above, as if they had occurred at January 1, 2004.

      The unaudited Pro-Forma Consolidated Condensed Financial Statements should be read in conjunction with the Registrant’s Financial Statements and related Notes included in the Registrant’s Report on Form 10-Q for the quarter ended June 30, 2004 and the Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

CALPINE CORPORATION AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED CONDENSED BALANCE SHEET

June 30, 2004

		Canadian	Rocky Mountain	New Mexico
	Actual	Gas Assets(1)	Gas Assets(1)	Gas Assets(1)	Pro-Forma

	(In thousands, except share and per share amounts)
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$844,031	$—	$—	$—	$844,031
Accounts receivable, net	1,170,130	—	—	—	1,170,130
Margin deposits and other prepaid expense	406,741	—	—	—	406,741
Inventories	144,913	(1,838)	—	—	143,075
Restricted cash	317,833	—	—	—	317,833
Current derivative assets	338,805	—	—	—	338,805
Current assets held for sale	—	1,838	—	—	1,838
Other current assets	72,117	—	—	—	72,117

Total current assets	3,294,570	—	—	—	3,294,570

Restricted cash, net of current portion	191,695	—	—	—	191,695
Notes receivable, net of current portion	225,396	—	—	—	225,396
Project development costs	151,084	—	—	—	151,084
Investments in power projects and oil and gas properties	417,303	(24,558)	—	—	392,745
Deferred financing costs	423,499	—	—	—	423,499
Prepaid lease, net of current portion	383,940	—	—	—	383,940
Property, plant and equipment, net	21,031,174	(456,668)	(65,654)	(47,286)	20,461,566
Goodwill, net	45,160	—	—	—	45,160
Other intangible assets, net	89,411	—	—	—	89,411
Long-term derivative assets	561,328	—	—	—	561,328
Long-term assets held for sale	—	481,226	65,654	47,286	594,166
Other assets	627,202	—	—	—	627,202

Total assets	$27,441,762	$—	$—	$—	$27,441,762

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,160,600	—	—	—	$1,160,600
Accrued payroll and related expense	72,644	—	—	—	72,644
Accrued interest payable	362,497	—	—	—	362,497
Income taxes payable	5,680	—	—	—	5,680
Notes payable and borrowings under lines of credit, current portion	239,289	—	—	—	239,289
Preferred interests, current portion	8,758	—	—	—	8,758
Capital lease obligation, current portion	8,466	—	—	—	8,466
CCFC I financing, current portion	3,208	—	—	—	3,208
Construction/project financing, current portion	57,256	—	—	—	57,256
Senior notes and term loans, current portion	14,500	(2,000)	—	—	12,500
Current derivative liabilities	383,097	—	—	—	383,097
Current liabilities held for sale	—	4,330	—	—	4,330
Other current liabilities	271,589	(2,330)	—	—	269,259

Total current liabilities	2,587,584	—	—	—	2,587,584

Notes payable and borrowings under lines of credit, net of current portion	861,424	—	—	—	861,424
Notes payable to Calpine Capital Trusts	1,153,500	—	—	—	1,153,500
Preferred interests, net of current portion	142,064	—	—	—	142,064
Capital lease obligation, net of current portion	283,005	—	—	—	283,005
CCFC I financing, net of current portion	784,661	—	—	—	784,661
CalGen/ CCFC II financing	2,448,907	—	—	—	2,448,907
Construction/project financing, net of current portion	1,723,040	—	—	—	1,723,040
Convertible Senior Notes Due 2006	72,126	—	—	—	72,126
Convertible Senior Notes Due 2023	900,000	—	—	—	900,000
Senior notes and term loans, net of current portion	9,370,936	(218,529)	(48,949)	(29,022)	9,074,436
Deferred income taxes, net	1,185,712	—	—	—	1,185,712
Deferred revenue	110,087	—	—	—	110,087
Long-term derivative liabilities	599,495	—	—	—	599,495
Long-term liabilities held for sale	—	234,014	49,091	29,193	312,298
Other liabilities	267,769	(15,485)	(142)	(171)	251,971

Total liabilities	22,490,310	—	—	—	22,490,310

Minority interests	350,561	—	—	—	350,561

Stockholders’ equity:
Preferred stock, $.001 par value per share; authorized 10,000,000 shares; none issued and outstanding in 2004 and 2003	—	—	—	—	—
Common stock, $.001 par value per share; authorized 1,000,000,000 shares at December 31, 2003, and 2,000,000,000 shares at June 30, 2004; issued and outstanding 439,326,249 shares in 2004 and 415,010,125 shares in 2003	439	—	—	—	439
Additional paid-in capital	3,109,778	—	—	—	3,109,778
Retained earnings	1,468,619	—	—	—	1,468,619
Accumulated other comprehensive income	22,055	—	—	—	22,055

Total stockholders’ equity	4,600,891	—	—	—	4,600,891

Total liabilities and stockholders’ equity	$27,441,762	$—	$—	$—	$27,441,762

(1)	Assumes sale by Calpine Corporation on June 30, 2004.

CALPINE CORPORATION AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS(1)(2)

Six Months Ended June 30, 2004

		Canadian	Rocky Mountain	New Mexico
	Actual	Gas Assets	Gas Assets	Gas Assets	Pro-Forma

	(In thousands, except per share amounts)
	(Unaudited)
Revenue:
Electric generation and marketing revenue
Electricity and steam revenue	$2,558,678	$—	$—	$—	$2,558,678
Sales of purchased power for hedging and optimization	876,680	—	—	—	876,680

Total electric generation and marketing revenue	3,435,358	—	—	—	3,435,358
Oil and gas production and marketing revenue
Oil and gas sales	50,651	(19,108)	(374)	(1,384)	29,785
Sales of purchased gas for hedging and optimization	834,708	—	—	—	834,708

Total oil and gas production and marketing revenue	885,359	(19,108)	(374)	(1,384)	864,493
Mark-to-market activities, net	(10,086)	—	—	—	(10,086)
Other revenue	46,741	—	—	—	46,741

Total revenue	4,357,372	(19,108)	(374)	(1,384)	4,336,506

Cost of revenue:
Electric generation and marketing expense
Plant operating expense	399,498	—	—	—	399,498
Transmission purchase expense	31,078	—	—	—	31,078
Royalty expense	12,833	—	—	—	12,833
Purchased power expense for hedging and optimization	820,108	—	—	—	820,108

Total electric generation and marketing expense	1,263,517	—	—	—	1,263,517
Oil and gas operating and marketing expense
Oil and gas operating expense	45,770	(13,687)	(1,290)	(2,647)	28,146
Purchased gas expense for hedging and optimization	814,409	—	—	—	814,409

Total oil and gas operating and marketing expense	860,179	(13,687)	(1,290)	(2,647)	842,555
Fuel expense	1,630,490	39,188	9,486	6,756	1,685,920
Depreciation, depletion and amortization expense	311,203	(34,495)	(3,099)	(1,847)	271,762
Operating lease expense	54,762	—	—	—	54,762
Other cost of revenue	48,988	—	—	—	48,988

Total cost of revenue	4,169,139	(8,994)	5,097	2,262	4,167,504

Gross profit	188,233	(10,114)	(5,471)	(3,646)	169,002
Loss (income) from unconsolidated investments in power projects and oil and gas properties	(1,788)	2,586	—	—	798
Equipment cancellation and impairment cost	2,367	—	—	—	2,367
Project development expense	11,748	—	—	—	11,748
Research and development expense	8,939	—	—	—	8,939
Sales, general and administrative expense	118,225	(5,612)	—	—	112,613

Income from operations	48,742	(7,088)	(5,471)	(3,646)	32,537
Interest expense	534,452	(9,920)	(1,694)	(1,120)	521,718
Interest (income)	(21,981)	—	—	—	(21,981)
Minority interest expense	13,159	—	—	—	13,159
(Income) from repurchase of various issuances of debt	(3,394)	—	—	—	(3,394)
Other (income)	(203,996)	—	—	—	(203,996)

Loss before (benefit) for income taxes	(269,498)	2,832	(3,777)	(2,526)	(272,969)
(Benefit) for income taxes	(146,553)	1,109	(1,440)	(1,003)	(147,887)

Loss from continuing operations(3)	$(122,945)	$1,723	$(2,337)	$(1,523)	$(125,082)
Basic and diluted loss per common share:
Weighted average shares of common stock outstanding	416,332				416,332
Loss from continuing operations(3)	$(0.30)				$(0.30)

(1)	The Pro-Forma Consolidated Condensed Statement of Operations assumes that the gas asset sales described above were sold by Calpine Corporation on January 1, 2003.

(2)	Operating results for the gas assets described above are their actual operating results from January 1 to their respective dates of sale.

(3)	Represents loss before discontinued operations and cumulative effect of a change in accounting principle.

CALPINE CORPORATION AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS(1)(2)

Year Ended December 31, 2003

		Canadian	Rocky Mountain	New Mexico	Other	Pro-
	Actual	Gas Assets	Gas Assets	Gas Assets	Reclassifications(3)	Forma

	(In thousands, except per share amounts)
	(Unaudited)
Revenue:
Electric generation and marketing revenue
Electricity and steam revenue	$4,695,744	$—	$—	$—	$(15,347)	$4,680,397
Sales of purchased power for hedging and optimization	2,714,187	—	—	—	—	2,714,187

Total electric generation and marketing revenue	7,409,931	—	—	—	(15,347)	7,394,584
Oil and gas production and marketing revenue
Oil and gas sales	107,662	(46,920)	(275)	(1,311)	—	59,156
Sales of purchased gas for hedging and optimization	1,320,902	—	—	—	—	1,320,902

Total oil and gas production and marketing revenue	1,428,564	(46,920)	(275)	(1,311)	—	1,380,058
Mark-to-market activities, net	(26,439)	—	—	—		(26,439)
Other revenue	107,483	—	—	—	15,347	122,830

Total revenue	8,919,539	(46,920)	(275)	(1,311)	—	8,871,033

Cost of revenue:
Electric generation and marketing expense
Plant operating expense	679,031	—	—	—	(4,221)	674,810
Transmission purchase expense	—	—	—	—	34,690	34,690
Royalty expense	24,932	—	—	—	—	24,932
Purchased power expense for hedging and optimization	2,690,069	—	—	—	—	2,690,069

Total electric generation and marketing expense	3,394,032	—	—	—	30,469	3,424,501
Oil and gas operating and marketing expense
Oil and gas operating expense	106,244	(24,011)	(2,569)	(4,211)	—	75,453
Purchased gas expense for hedging and optimization	1,279,568	—	—	—	—	1,279,568

Total oil and gas operating and marketing expense	1,385,812	(24,011)	(2,569)	(4,211)	—	1,355,021
Fuel expense	2,564,742	76,778	14,590	9,508	—	2,665,618
Depreciation, depletion and amortization expense	583,912	(69,056)	(4,817)	(2,724)	—	507,315
Operating lease expense	112,070	—	—	—	—	112,070
Other cost of revenue	42,270	—	—	—	—	42,270

Total cost of revenue	8,082,838	(16,289)	7,204	2,573	30,469	8,106,795

Gross profit	836,701	(30,631)	(7,479)	(3,884)	(30,469)	764,238
(Income) from unconsolidated investments in power projects and oil and gas properties	(76,703)	898	—	—	—	(75,805)
Equipment cancellation and impairment cost	64,384	—	—	—	—	64,384
Long-term service agreement cancellation charge	16,355	—	—	—	—	16,355
Project development expense	21,804	—	—	—	—	21,804
Research and development expense	—	—	—	—	10,630	10,630
Sales, general and administrative expense	265,653	(8,083)	—	—	(41,099)	216,471
Merger expense	—	—	—	—	—	—

Income from operations	545,208	(23,446)	(7,479)	(3,884)	—	510,399
Interest expense	726,103	(15,892)	(2,271)	(1,634)	—	706,306
Distributions on trust preferred securities	46,610	—	—	—	—	46,610
Interest (income)	(39,716)	—	—	—	—	(39,716)
Minority interest expense	27,330	—	—	—	—	27,330
(Income) from repurchase of various issuances of debt	(278,612)	—	—	—	—	(278,612)
Other (income)	(46,126)	—	—	—	—	(46,126)

Income before provision (benefit) for income taxes	109,619	(7,554)	(5,208)	(2,250)	—	94,607
(Benefit) for income taxes	(134)	(2,960)	(1,980)	(899)	—	(5,973)

Income from continuing operations(4)	$109,753	$(4,594)	$(3,228)	$(1,351)	$—	$100,580
Basic earnings per common share:
Weighted average shares of common stock outstanding	390,772					390,772
Income from continuing operations(4)	$0.28					$0.26
Diluted earnings per common share:
Weighted average shares of common stock outstanding before dilutive effect of certain convertible securities	396,219					396,219
Income from continuing operations(4)	$0.28					$0.25

(1)	The Pro-Forma Consolidated Statement of Operations assumes that the gas asset sales described above were sold on January 1, 2003.

(2)	Operating results for the gas assets described above are their actual operating results from January 1 to their respective dates of sales.

(3)	Certain amounts in the Pro-Forma Consolidated Statement of Operations have been reclassified to conform to the 2004 presentation. Note that these reclassifications did not occur as a result of the disposition of the gas assets described above. These reclassifications include: (1) $15,347 from Electricity and Steam revenue to Other revenue representing Transmission revenue; (2) $34,690 from Plant operating expense to Transmission purchase expense; (3) $25,075 from Sales, general and administrative expense to Plant operating expense for information systems costs for the Company’s power plants; (4) $10,630 from Sales, general and administrative expense to Research and development expense; and (5) $5,394 from Sales, general and administrative expense to Plant operating expense for the Company’s stock option compensation expense.

(4)	Represents income before discontinued operations and cumulative effect of a change in accounting principle.

      (c) Exhibits

99.1	—	Purchase and Sale Agreement among Calpine Corporation, Calpine Natural Gas L.P. and Pogo Producing Company dated July 1, 2004.
99.2	—	Purchase and Sale Agreement among Calpine Corporation, Calpine Natural Gas L.P. and Bill Barrett Corporation dated July 1, 2004
99.3	—	Asset and Trust Unit Purchase and Sale Agreement among Calpine Canada Natural Gas Partnership and Calpine Energy Holdings Limited and Calpine Corporation and PrimeWest Gas Corp. and PrimeWest Energy Trust dated July 1, 2004.
99.4	—	Press release dated September 2, 2004, indicating the Registrant’s sale of its Rocky Mountain gas reserves.
99.5	—	Press release dated September 2, 2004, indicating the Registrant’s sale of its Canadian gas reserves.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

By:	/s/ CHARLES B. CLARK, JR.

Charles B. Clark, Jr.
Senior Vice President and Corporate Controller, Chief Accounting Officer

Date: September 14, 2004

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Purchase and Sale Agreement among Calpine Corporation, Calpine Natural Gas L.P. and Pogo Producing Company dated July 1, 2004.
99.2	Purchase and Sale Agreement among Calpine Corporation, Calpine Natural Gas L.P. and Bill Barrett Corporation dated July 1, 2004.
99.3	Asset and Trust Unit Purchase and Sale Agreement among Calpine Canada Natural Gas Partnership and Calpine Energy Holdings Limited and Calpine Corporation and PrimeWest Gas Corp. and PrimeWest Energy Trust dated July 1, 2004.
99.4	Press release dated September 2, 2004, indicating the Registrant’s sale of its Rocky Mountain gas reserves.
99.5	Press release dated September 2, 2004, indicating the Registrant’s sale of its Canadian gas reserves.